                                                                EXHIBIT 99(a)(v)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 11-K

                              ---------------------


            [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
              EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   For the Fiscal Year Ended December 30, 2001

                                       OR

            [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
              EXCHANGE ACT OF 1934 [NO FEE REQUIRED]


Commission File Number 1-3215


                              ---------------------

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN

                            (Full title of the Plan)


                                JOHNSON & JOHNSON
                           ONE JOHNSON & JOHNSON PLAZA
                         NEW BRUNSWICK, NEW JERSEY 08933

           (Name of issuer of the securities held pursuant to the Plan and the address of its principal executive office)

Item 4.  Financial Statements and Exhibits

      Independent Auditors' Report

Statement of Net Assets Available for Benefits

Statement of Changes in Net Assets Available for Benefits

Notes to Financial Statements

Supplemental Schedule:

        Schedule of Assets Held for Investment Purposes

Consent of Morris Davis & Chan, LLP dated June 25, 2002


The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALZA CORPORATION TAX DEFERRAL
                                             INVESTMENT PLAN


                                             By: /s/ D.R. HOFFMAN
                                                -----------------------
                                                D.R. HOFFMANN
                                                Trustee

June 25, 2002

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN


                            FINANCIAL STATEMENTS AND
                             SUPPLEMENTAL SCHEDULES

                          AS OF AND FOR THE YEARS ENDED
                           DECEMBER 31, 2001 AND 2000

                          ALZA CORPORATION TAX DEFERRAL
                                 INVESTMENT PLAN

                                TABLE OF CONTENTS

Independent Auditors' Report                                                   1

Statement of Net Assets Available for Benefits                                 2

Statement of Changes in Net Assets Available for Benefits                      3

Notes to Financial Statements                                               4-10

Supplemental Schedule:                                                        11

   Schedule of Assets Held for Investment Purposes                         12-39

                          INDEPENDENT AUDITORS' REPORT


Administrative Committee of the
ALZA CORPORATION TAX DEFERRAL
INVESTMENT PLAN

We have audited the accompanying statement of net assets available for benefits of the ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN (the Plan) as of December 31, 2001 and 2000, and the related statement of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 2001 and 2000, and the changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedule of assets held for investment purposes as of December 31, 2001 is presented for the purpose of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and is not a required part of the basic financial statements. The supplemental schedule has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

April 17, 2002

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                 Statement of Net Assets Available for Benefits
                           December 31, 2001 and 2000


                                                   2001               2000
                                              --------------     --------------
Investments at fair value:
   Mutual funds:
     Merrill Lynch Ready Asset Trust          $   15,782,386     $   12,995,436
     Merrill Lynch Basic Value                    11,810,199         11,580,100
     Merrill Lynch Growth                                  -          9,524,487
     Merrill Lynch Corporate Bond                  3,795,085          4,022,727
     Merrill Lynch Capital                         3,531,862          3,718,390
     Merrill Lynch Global Allocation               3,249,197          3,000,763
     Merrill Lynch Equity Index Fund                       -                 88
     John Hancock Emerging Growth                  2,991,029          3,013,587
     Templeton International                       1,798,814          1,686,211
     Alliance New Europe                              81,948             76,323
     Alliance Premier Growth                       1,353,788            821,019
     Fidelity Advisor Overseas                       191,448            130,419
     Franklin California Growth                    1,644,479          1,460,274
     Merrill Lynch Healthcare                      1,328,948            630,601
     Merrill Lynch International Index               307,710            284,621
     Merrill Lynch Pacific                            63,156             42,581
     Merrill Lynch Small Cap Index                   215,898            142,598
     Merrill Lynch S&P 500 Index                   6,990,932          6,792,096
     Merrill Lynch Fundamental Growth              6,918,633                  -
     Munder NetNet                                   411,528            373,199
     PIMCO Small Cap Value                           540,538             42,035
   Other investments:
     Retirement Cash Management Account           33,826,806         36,673,497
     ALZA Corporation Common Stock                         -         49,565,200
     Johnson & Johnson Common Stock               57,289,235                  -
     Participant loans                               917,581          1,096,733
                                              --------------     --------------
Total investments                                155,041,200        147,672,985
Cash                                                 113,914             49,018
Employer contributions receivable                  2,315,461          2,071,224
Employee contributions receivable                    360,343            341,163
                                              --------------     --------------
Net assets available for benefits             $  157,830,918     $  150,134,390
                                              ==============     ==============


                See accompanying notes to financial statements.

                 ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
           Statement of Changes in Net Assets Available for Benefits
                     Years Ended December 31, 2001 and 2000


                                                          2001               2000
                                                   --------------     --------------
Additions to net assets attributed to:

   Investment income:
     Net realized and unrealized appreciation
       in fair value of investments                $    8,291,237     $   28,535,335
     Interest and dividends                             3,108,884          5,204,108
                                                   --------------     --------------
                                                       11,400,121         33,739,443
   Employer contributions                               3,594,549          3,127,724
   Participant contributions                           13,619,013         11,738,959
                                                   --------------     --------------
   Net additions                                       28,613,683         48,606,126
                                                   --------------     --------------
Deductions from net assets attributed to:

   Distributions                                       20,915,378         30,806,852
   Administrative expenses                                  1,777              2,575
                                                   --------------     --------------
   Net deductions                                      20,917,155         30,809,427
                                                   --------------     --------------
Increase in net assets                                  7,696,528         17,796,699

Net assets available for benefits:

   Beginning of year                                  150,134,390        132,337,691
                                                   --------------     --------------
   End of year                                     $  157,830,918     $  150,134,390
                                                   ==============     ==============


                See accompanying notes to financial statements.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


1.    DESCRIPTION OF PLAN

      The following description of the ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN (the Plan) provides only general information. Participants should refer to the Summary Plan Description for a more complete description of the Plan's provisions.

      General

      The Plan is a defined contribution plan. ALZA Corporation (the Company or ALZA) remits to the Trust created by the Plan such amounts as are voluntarily elected by participants and Company contributions. The Plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

      Contributions

      Participants may make elective salary reduction contributions which are tax deferred and are, therefore, not included in a participant's compensation for federal income tax purposes until distributed to the participant. Under the Plan, participants may elect to contribute through bi-weekly payroll deductions a fixed dollar amount up to a maximum of $10,500 in 2001 and 2000. Further restrictions may be imposed on highly compensated individuals and Plan participants who also participate in the ALZA Retirement Plan.

      For the years ended December 31, 2001 and 2000 the Company made a contribution of $20 each pay period for each employee (thereby making all ALZA employees participants) to begin an account and encourage employees to participate further in the Plan. The Company also made a matching contribution at 50% of participant contributions. The maximum Company contribution was $2,000 for each participant.

      Participant Accounts

      Each participant's account is credited with 100% of the contributions made by the participant through a salary deferral agreement. The Company will suspend the pretax salary deferral agreement of any participant if it determines that a participant's annual contribution limitation, as described in the Internal Revenue Code, will be exceeded.

      Participants are allowed to make rollover contributions of amounts received from other qualified employer-sponsored retirement plans. Such contributions are deposited in the appropriate investment funds in accordance with the participant's directions and the Plan's provisions.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


1.    DESCRIPTION OF PLAN (continued)

      Participant Accounts (continued)

      Participants allocate their contributions for investment into mutual funds and other investment vehicles (see Note 4). Earnings and losses of the investments are allocated to participants in accordance with the Plan's provisions.

      Vesting

      Participant account balances are 100% vested at all times.

      Distribution of Benefits

      Distributions from the Plan are available to a participant (or the beneficiary) in any of the following situations: termination of employment with the Company, retirement, total disability, death, reaching age
      59 1/2, or a qualified financial hardship. The participant (or the beneficiary) may elect to receive a lump sum distribution of the value of his account, or he or she may choose to have the funds remain in the Plan.

      Loans

      A participant who is employed by the Company and meets certain Plan requirements may elect to borrow funds from his or her account. The borrowings are evidenced by notes that bear interest at the published prime rate plus 1% and have repayment terms of one to 30 years, depending on the purpose of the loans. Such repayments and interest thereon are credited to the borrower's account and reinvested in the same manner as current contributions.

      Income Tax Status

      The Company has received a favorable determination letter from the IRS dated March 11, 2002 which states that the Plan is qualified under Section 401(a) and 401(k) of the Internal Revenue Code. Accordingly, income generated by the underlying trust is generally exempt from federal income tax under Section 501(a) of the Internal Revenue Code. The Company is unaware of any event or series of events that may cause operational disqualification of the Plan.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


1.    DESCRIPTION OF PLAN (Continued)

      Administrative Expenses

      Although not required to do so, the Company has paid all of the expenses (except for certain broker fees on transactions executed at the participant's discretion, and loan fees) associated with administering the Plan.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Investment Valuation and Income Recognition

      Investments in mutual funds are valued at the published fair value as reported by the fund manager which represents the net asset value of shares held by the Plan at year end. Other investments are valued at the published fair value as reported. The participant loans receivable is valued at cost which approximates fair value.

      Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

      Estimates

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the Plan management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

3.    RELATED PARTY TRANSACTIONS

      Certain Plan investments are shares of mutual funds managed by Merrill Lynch Trust Company of California. Merrill Lynch Trust Company of California is the trustee as defined by the Plan and, therefore, these transactions qualify as party-in-interest transactions. Fees for the investment management services are paid by ALZA.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


4.    INVESTMENT FUND ACTIVITY

      During 1991, the Plan was amended to allow for the acceptance of quarterly plan-to-plan transfers from the ALZA Corporation Employee Stock Ownership Plan (the ESOP) pursuant to the phased termination of the ESOP. The Plan was amended in 1992 to allow ALZA Common Stock to be an investment choice under the Plan. The ESOP termination was considered complete as of December 1995, and no further ALZA Stock Transfers were made after that date. The following are investment options under the Plan:

      Mutual Funds

      Merrill Lynch Ready Asset Trust - A money market fund.

      Merrill Lynch Basic Value Fund - A fund of equity securities that management of the fund believes are undervalued and represent basic investment value.

      Merrill Lynch Growth Fund - A mutual fund investing primarily in a diversified portfolio of equity securities seeking growth of capital and, as a secondary objective, income. This fund was eliminated as an investment option as of December 31, 2001.

      Merrill Lynch Corporate Bond Fund - A fund of long-term corporate fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks.

      Merrill Lynch Capital Fund - A fund of equity, debt and convertible securities that seeks to achieve the highest total return consistent with prudent risk.

      Merrill Lynch Global Allocation Fund - A fund investing in domestic and foreign equities, debt, and money markets seeking total return consistent with prudent risk.

      Merrill Lynch Equity Index Fund - A fund investing in S&P 500 Index(TM) stocks that seeks to achieve market performance with diversified securities. This fund was eliminated as an investment option as of December 31, 2001.

      John Hancock Emerging Growth Fund - A fund investing in emerging-growth companies.

      Templeton International Fund - A fund investing in equity securities trading on foreign markets seeking long term growth of capital.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


4.    INVESTMENT FUND ACTIVITY (Continued)

      Mutual Funds (continued)

      Effective May 2000, the following funds were added as investment options:

      Alliance New Europe Fund - This fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity securities of European companies.

      Alliance Premier Growth Fund - This fund seeks long-term growth of capital by investing at least 85% of its total assets in the equity securities of large, carefully selected, U.S. companies.

      Fidelity Advisor Overseas Fund - This fund seeks capital growth by investing at least 65% of its total assets in foreign securities.

      Franklin California Growth Fund - This fund seeks capital appreciation by investing in equity securities of companies that maintain their headquarters or conduct a majority of their operations in California.

      Merrill Lynch Healthcare Fund - This fund seeks long-term capital appreciation through worldwide investment in equity securities of companies that derive a substantial portion of their sales from products and services in health care.

      Merrill Lynch International Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Morgan Stanley Capital International EAFE Index.

      Merrill Lynch Pacific Fund - This fund seeks long-term capital appreciation by investing primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries.

      Merrill Lynch Small Cap Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Russell 2000 Index.

      Merrill Lynch S&P 500 Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Standard & Poor's 500(TM) Composite Stock Price Index.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


4.    INVESTMENT FUND ACTIVITY (Continued)

      Mutual Funds (continued)

      Merill Lynch Fundamental Growth Fund - This fund seeks long-term growth of capital by investing at least 65% of assets in equities issued by medium and large capitalization companies.

      Munder NetNet Fund - This fund seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities.

      PIMCO Small Cap Value Fund - This fund seeks long-term growth of capital by investing at least 65% of its total assets in the common stocks of companies with market capitalizations between $50 million and $1 billion.

      Other Investments

      Retirement Cash Management Account (RCMA) - A self-directed brokerage account that enables participants to choose from a wide variety of investments.

      ALZA Corporation Common Stock - A fund consisting of shares of ALZA Common Stock transferred from the ALZA ESOP or purchased under the provisions of the Plan.

      Johnson & Johnson Common Stock Fund - On June 22, 2001, a merger between Johnson & Johnson and ALZA Corporation was completed as further discussed in Note 5. Holders of ALZA common stock received 0.98 of a share of Johnson & Johnson common stock for each share of ALZA common stock.

      Investments representing 5% or more of the Plan's net assets were as follows:

                                                                 December 31,
                                                         ----------------------------
                                                            2001              2000
                                                         -----------      -----------
      Merrill Lynch Ready Asset Trust                    $15,782,386      $12,995,436
      Merrill Lynch Basic Value Fund                      11,810,199       11,580,100
      Merrill Lynch Growth Fund                                    -        9,524,487
      ALZA Corporation Common Stock
        Held in ALZA Corporation Common Stock Fund                 -       49,565,200
        Held in Retirement Cash Management Account                 -        3,737,535
      Johnson & Johnson Common Stock

        Held in Johnson & Johnson Common Stock Fund       57,289,235                -
        Held in Retirement Cash Management Account         4,928,741                -

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2001 and 2000


5.    COMPANY MERGER

      On June 22, 2001 a merger between Johnson & Johnson and ALZA Corporation
      (ALZA) was completed. The Plan will continue through at least December 31, 2002. It is not anticipated that there will be any employer contributions to the Plan subsequent to December 31, 2002. However, the future of the Plan has not yet been determined.

                              SUPPLEMENTAL SCHEDULE

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                    ( b )                                     ( c )                              ( d )            ( e )

                                                     Description of Investment Including
              Identity of Issue, Borrower,            Maturity Date, Rate of Interest,
               Lessor, or Similar Party              Collateral, Par or Maturity Value                Cost         Current Value
-------  ----------------------------------------    -----------------------------------          ------------     ------------
   *     Merrill Lynch                                    Ready Asset Trust Fund                  $ 15,782,386     $ 15,782,386
   *     Merrill Lynch                                    Basic Value Fund                          13,718,100       11,810,199
   *     Merrill Lynch                                    Corporate Bond Fund                        3,832,111        3,795,085
   *     Merrill Lynch                                    Capital Fund                               4,121,464        3,531,862
   *     Merrill Lynch                                    Global Allocation Fund                     3,456,736        3,249,197
         John Hancock                                     Emerging Growth Fund                       3,798,050        2,991,029
         Templeton                                        International Fund                         1,865,227        1,798,814
         Alliance                                         New Europe Fund                               99,013           81,948
         Alliance                                         Premier Growth Fund                        1,792,932        1,353,788
         Fidelity                                         Advisor Overseas Fund                        247,275          191,448
         Franklin                                         California Growth Fund                     2,202,560        1,644,479
   *     Merrill Lynch                                    Healthcare Fund                            1,317,376        1,328,948
   *     Merrill Lynch                                    International Index Fund                     427,317          307,710
   *     Merrill Lynch                                    Pacific Fund                                  79,053           63,156
   *     Merrill Lynch                                    Small Cap Index Fund                         226,549          215,898
   *     Merrill Lynch                                    S&P 500 Index Fund                         8,334,709        6,990,932
   *     Merrill Lynch                                    Fundamental Growth Fund                   10,495,914        6,918,633
         Munder                                           NetNet Fund                                  461,085          411,528
         PIMCO                                            Small Cap Value Fund                         509,878          540,538
   *     Johnson & Johnson                                Common Stock - 969,361 shares              8,620,415       57,289,235
         Retirement Cash Management Account
           Daimler Chrysler                               Common Stock - 374 shares                     17,874           15,585
           Deutsche Bank                                  Common Stock - 165 shares                     10,260           11,575
           Elan Corp.                                     Common Stock - 500 shares                        310               67
           Global Crossing Ltd.                           Common Stock - 659 shares                     14,771              553
           Globalsantafe Corp.                            Common Stock - 284 shares                      7,511            8,100

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                    ( b )                                     ( c )                              ( d )            ( e )

                                                     Description of Investment Including
              Identity of Issue, Borrower,            Maturity Date, Rate of Interest,
               Lessor, or Similar Party              Collateral, Par or Maturity Value                Cost         Current Value
-------  ----------------------------------------    -----------------------------------          ------------     ------------
           Global Telecommunication                       Common Stock - 200 shares               $      8,013     $         32
           Interwave Communications International         Common Stock - 50 shares                       1,303               38
           Loral Space & Comm Ltd.                        Common Stock - 3,075 shares                   35,308            9,194
           Open TV Corp.                                  Common Stock - 50 shares                       8,500              414
           Sina.com                                       Common Stock - 250 shares                      1,738              395
           Check Point Software Tech Ltd.                 Common Stock - 120 shares                      4,937            4,787
           Westpac Banking Corp.                          Common Stock - 6,375 shares                   53,295           51,414
           Flextronics International Ltd.                 Common Stock - 1,974 shares                   58,706           47,356
           ADC Telecommunications Inc.                    Common Stock - 1,000 shares                    9,163            4,600
           A N Amro                                       Common Stock - 700 shares                     16,532           11,396
           AOL Time Warner Inc.                           Common Stock - 3,820 shares                  146,167          122,622
           AT&T Corporation                               Common Stock - 1,245 shares                   37,870           22,579
           AT & T Wireless                                Common Stock - 558 shares                     13,937            8,022
           AVI Biopharma Inc.                             Common Stock - 200 shares                      4,800            2,184
           Abbott Labs                                    Common Stock - 1,538 shares                   45,728           85,744
           Abbey Natl.                                    Common Stock - 295 shares                      8,202            8,408
           Abgenix Inc.                                   Common Stock - 257 shares                     14,095            8,645
           Adaptive Broadband Corp.                       Common Stock - 20 shares                       1,328                -
           Adaptec Inc.                                   Common Stock - 700 shares                     23,210           10,150
           Advanced Digital Information                   Common Stock - 500 shares                      7,113            8,020
           Advanced Fibre Communication                   Common Stock - 400 shares                     29,248            7,068
           Advance PCS                                    Common Stock - 68 shares                       2,382            1,996
           Advanced Micro Devices Inc.                    Common Stock - 2,307 shares                   62,153           36,589
           Advent Software Inc.                           Common Stock - 86 shares                       4,267            4,296
           Affiliated Computer Svcs Inc.                  Common Stock - 35 shares                       2,700            3,715
           Affymetrix Inc.                                Common Stock - 1,208 shares                  103,084           45,602

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                    ( b )                                     ( c )                              ( d )            ( e )

                                                     Description of Investment Including
              Identity of Issue, Borrower,            Maturity Date, Rate of Interest,
               Lessor, or Similar Party              Collateral, Par or Maturity Value                Cost         Current Value
-------  ----------------------------------------    -----------------------------------          ------------     ------------
           Agilent Technologies Inc.                      Common Stock - 1,719 shares             $     78,024     $     49,009
           Agile Software Corp.                           Common Stock - 400 shares                     19,980            6,888
           Air Products & Chemicals                       Common Stock - 140 shares                      4,362            6,567
           AKZO                                           Common Stock - 240 shares                      5,015           10,764
           Alcoa Inc.                                     Common Stock - 2,180 shares                   68,543           77,499
           Alliant Tech Systems Inc.                      Common Stock - 60 shares                       4,202            4,632
           Allied Irish Banks                             Common Stock - 500 shares                      9,263           11,550
           Allstate Corp.                                 Common Stock - 120 shares                      5,108            4,044
           Alpha Industries Inc.                          Common Stock - 181 shares                      5,186            3,946
           Altera Corp.                                   Common Stock - 5,864 shares                   47,104          124,434
           Amazon.com                                     Common Stock - 150 shares                      4,985            1,623
           America Movil                                  Common Stock - 1,000 shares                    6,021           19,480
           America West                                   Common Stock - 570 shares                      1,796            1,995
           American Bank                                  Common Stock - 4,000 shares                    7,360            6,440
           American Home Products                         Common Stock - 235 shares                      8,243           14,420
           American Intl. Group Inc.                      Common Stock - 610 shares                     50,011           48,434
           American Tower Corp.                           Common Stock - 100 shares                      3,344              947
           Amerisourcebergen Corp.                        Common Stock - 198 shares                     12,822           12,583
           Amgen Inc.                                     Common Stock - 1,300 shares                   54,922           73,372
           Anadarko Pete Corp.                            Common Stock - 200 shares                     10,109           11,370
           Analog Devices Inc.                            Common Stock - 300 shares                     22,333           13,317
           Andrx Corp. Group                              Common Stock - 200 shares                     12,898           14,082
           Antigenics Inc.                                Common Stock - 1,059 shares                    6,125              968
           Apollo Group Inc.                              Common Stock - 244 shares                      8,058           10,982
           Apple Computer Inc.                            Common Stock - 640 shares                     16,988           14,016
           Applera                                        Common Stock - 225 shares                      6,731            8,836

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                    ( b )                                     ( c )                              ( d )            ( e )

                                                     Description of Investment Including
              Identity of Issue, Borrower,            Maturity Date, Rate of Interest,
               Lessor, or Similar Party              Collateral, Par or Maturity Value                Cost         Current Value
-------  ----------------------------------------    -----------------------------------          ------------     ------------
           Applied Digital Solutions                      Common Stock - 1,700 shares             $     11,963     $        731
           Applied Micro Circuits                         Common Stock - 400 shares                      4,076            4,528
           Applied Materials Inc.                         Common Stock - 8,706 shares                  243,017          349,111
           Arch Wireless Inc.                             Common Stock - 47 shares                       2,233                -
           Ariad Pharmaceuticals Inc.                     Common Stock - 100 shares                      4,338              533
           Ariba Inc.                                     Common Stock - 500 shares                      4,825            3,080
           Armstrong Holdings Inc.                        Common Stock - 100 shares                      8,610              341
           Ascential Software Corp.                       Common Stock - 27 shares                           -              109
           Aspeon Inc.                                    Common Stock - 350 shares                      3,491               28
           At Home                                        Common Stock - 300 shares                     13,766                2
           At Track Communications                        Common Stock - 60 shares                       2,760               90
           Atmel Corp.                                    Common Stock - 400 shares                      5,925            2,948
           Avanex Corp.                                   Common Stock - 40 shares                       1,065              236
           Avaya Inc.                                     Common Stock - 210 shares                      5,752            2,552
           Avon Prod. Inc.                                Common Stock - 329 shares                     11,135           15,318
           Axa                                            Common Stock - 380 shares                     12,861            7,988
           Bae Sys                                        Common Stock - 363 shares                      6,993            6,588
           BASF Ag                                        Common Stock - 224 shares                     10,196            8,492
           B A T Intl. Inc.                               Common Stock - 6,900 shares                    2,779               69
           BJS Wholesale Club Inc.                        Common Stock - 1,000 shares                    7,181           44,100
           BJ Svcs Co.                                    Common Stock - 249 shares                      7,348            8,080
           BP Amoco                                       Common Stock - 790 shares                     36,533           36,743
           BT Group                                       Common Stock - 250 shares                      6,773            9,188
           BMC Software Inc.                              Common Stock - 1,000 shares                   46,079           16,370
           Ballard Pwr Sys. Inc.                          Common Stock - 748 shares                     35,421           22,118
           Bank of America Corp.                          Common Stock - 1,775 shares                   65,901          111,736

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                    ( b )                                     ( c )                              ( d )            ( e )

                                                     Description of Investment Including
              Identity of Issue, Borrower,            Maturity Date, Rate of Interest,
               Lessor, or Similar Party              Collateral, Par or Maturity Value                Cost         Current Value
-------  ----------------------------------------    -----------------------------------          ------------     ------------

           Bank of NY                                     Common Stock - 550 shares               $     21,104     $     22,440
           Bank One Corp.                                 Common Stock - 282 shares                     11,546           11,025
           BARR Labs                                      Common Stock - 92 shares                       7,433            7,301
           Bayer                                          Common Stock - 270 shares                      8,199            8,451
           BEA Sys Inc.                                   Common Stock - 1,000 shares                   12,500           15,400
           Becton Dickinson Co.                           Common Stock - 100 shares                      3,038            3,315
           Bed Bath & Beyond Inc.                         Common Stock - 288 shares                      7,141            9,763
           Bellsouth Corp.                                Common Stock - 800 shares                     17,380           30,520
           Berkshire Hathaway Inc.                        Common Stock - 30 shares                      66,601           75,750
           Best Buy Co. Inc.                              Common Stock - 837 shares                     27,610           62,340
           Bio Technology Gen. Corp.                      Common Stock - 500 shares                      5,419            4,115
           Biogen Inc.                                    Common Stock - 23 shares                       1,856            1,319
           Biotech                                        Common Stock - 200 shares                     21,151           26,400
           Boeing Company                                 Common Stock - 570 shares                     25,222           22,105
           Boston Scientific Corp.                        Common Stock - 200 shares                      3,050            4,824
           Boykin Lodging Co.                             Common Stock - 6,000 shares                   54,600           47,820
           Bristol Myers Squibb Co.                       Common Stock - 407 shares                     17,660           20,757
           Broadcom Corp.                                 Common Stock - 357 shares                     48,554           14,591
           Broadvision Inc.                               Common Stock - 1,200 shares                   52,188            3,288
           Brocade Communications Sys.                    Common Stock - 1,240 shares                   83,804           41,069
           Burnham Pac Pptys Inc.                         Common Stock - 1,000 shares                   12,375            4,120
           CMGI                                           Common Stock - 1,450 shares                   52,897            2,364
           CPX Corp.                                      Common Stock - 1 share                             -               45
           CVS Corp.                                      Common Stock - 715 shares                     19,590           21,164
           Cable & Wireless Pub Ltd. Co.                  Common Stock - 200 shares                      3,240            2,962
           Cable Design Technologies Co.                  Common Stock - 300 shares                      6,900            4,104

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001


   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Cabot Corp.                                Common Stock - 166 shares                 $    6,059      $    5,926
                Cadbury Schweppes                          Common Stock - 261 shares                      6,645           6,713
                Calico Commerce Inc.                       Common Stock - 125 shares                      6,300              21
                Calif Micro Devices Corp.                  Common Stock - 300 shares                     11,010           1,410
                California Water Svc Grp                   Common Stock - 1,000 shares                   18,223          25,750
                Caliper Techs Corp.                        Common Stock - 116 shares                      4,987           1,811
                Calpine Corp.                              Common Stock - 517 shares                     17,214           8,680
                CAM COMM Solutions Inc.                    Common Stock - 500 shares                      8,075           2,000
                Canon Inc.                                 Common Stock - 600 shares                     11,706          21,036
                Catalytica Energy Sys.                     Common Stock - 1,001 shares                    7,837           4,575
                Caterpillar Inc.                           Common Stock - 479 shares                     20,324          25,004
                Cellular Tech Svcs                         Common Stock - 500 shares                      5,388           1,145
                Cendant Corp.                              Common Stock - 50 shares                       1,055             981
                Centura Software Corp.                     Common Stock - 2,100 shares                   14,150              11
                Cepheid Inc.                               Common Stock - 100 shares                      1,124             420
                Cephalon Inc.                              Common Stock - 56 shares                       4,051           4,233
                ChevronTexaco Corp.                        Common Stock - 982 shares                     74,624          88,003
                China Mobile HK                            Common Stock - 100 shares                      1,440           1,748
                Chiron Corp.                               Common Stock - 48 shares                         678           2,104
                Chubb Corp.                                Common Stock - 265 shares                     14,933          18,285
                Ciena Corp.                                Common Stock - 500 shares                     15,075           7,155
                Cisco Systems Inc.                         Common Stock - 36,406 shares               1,197,190         659,313
                Citigroup Inc.                             Common Stock - 7,979 shares                  242,279         402,780
                Citrix Systems Inc.                        Common Stock - 1,553 shares                   41,414          35,191
                City National Corp.                        Common Stock - 147 shares                      6,632           6,887
                Coca Cola                                  Common Stock - 253 shares                     12,237          11,928

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Colonial Properties                        Common Stock - 750 shares                 $   18,469      $   23,363
                Comcast Corp.                              Common Stock - 1,200 shares                   44,682          43,200
                Compaq Computer Corp.                      Common Stock - 2,280 shares                   40,509          22,253
                Computer Science Corp.                     Common Stock - 506 shares                     24,586          24,784
                Conagra Inc.                               Common Stock - 400 shares                      7,840           9,508
                Concord EFS Inc.                           Common Stock - 136 shares                      2,919           4,458
                Connectics Corp.                           Common Stock - 2,000 shares                   11,075          23,800
                Consolidated Edison Inc.                   Common Stock - 92 shares                       3,048           3,698
                Copart Inc.                                Common Stock - 193 shares                      5,620           7,019
                Copper Mtn. Networks Inc.                  Common Stock - 800 shares                      5,720           1,352
                Cor Therapeutics Inc.                      Common Stock - 26 shares                         816             622
                Corning Inc.                               Common Stock - 128 shares                      9,866           1,142
                Corporate High Yld                         Common Stock - 3,000 shares                   37,902          24,570
                Correctional Properties Trust              Common Stock - 6,000 shares                   55,350         101,400
                Corvis Corp.                               Common Stock - 1,093 shares                    4,768           3,530
                Cybertel Communications Corp.              Common Stock - 200 shares                      2,125              60
                Cylink Corp.                               Common Stock - 3,410 shares                   12,190           9,378
                Cypress Semiconductor                      Common Stock - 1,000 shares                   32,627          19,930
                DMC Stratex Networks Inc.                  Common Stock - 50 shares                       1,750             389
                Debt Strategy Fund Inc.                    Common Stock - 3,391 shares                   40,000          22,008
                Dell Computer Corp.                        Common Stock - 10,072 shares                 233,916         273,757
                Delta Air Lines Inc.                       Common Stock - 100 shares                      6,200           2,926
                Deltagen Inc.                              Common Stock - 250 shares                      4,925           2,300
                Developers Diversified Rlty.               Common Stock - 3,600 shares                   54,743          68,760
                Diageo                                     Common Stock - 320 shares                     10,131          14,806
                Diametrics Med.                            Common Stock - 200 shares                      1,630           1,132

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Digital Lightwave Inc.                     Common Stock - 100 shares                 $   12,988      $      938
                Digital Video Systems                      Common Stock - 500 shares                      5,950           2,245
                Walt Disney Company                        Common Stock - 2,240 shares                   64,863          46,422
                Ditech Communications                      Common Stock - 185 shares                      4,051           1,114
                Dollar Tree Stores Inc.                    Common Stock - 620 shares                     14,182          19,164
                Dominium Res Inc.                          Common Stock - 1,931 shares                   80,102         116,026
                Donaldson Co. Inc.                         Common Stock - 400 shares                      9,310          15,536
                DSL Net Inc.                               Common Stock - 200 shares                      1,375             252
                E I Dupont                                 Common Stock - 747 shares                     38,207          31,744
                Duke Energy Corp.                          Common Stock - 425 shares                     13,129          16,686
                Durect Corp.                               Common Stock - 1,000 shares                   13,100          11,590
                EMC Corporation                            Common Stock - 6,210 shares                  116,433          83,462
                Eni SPA                                    Common Stock - 160 shares                      9,903           9,914
                E Trade Group Inc.                         Common Stock - 813 shares                     22,253           8,333
                Econnect                                   Common Stock - 600 shares                      1,564              26
                Edison Intl.                               Common Stock - 238 shares                      3,760           3,592
                Edwards JD & Co.                           Common Stock - 316 shares                      4,753           5,198
                Egain Communications Corp.                 Common Stock - 600 shares                      1,647             840
                Eisai Ltd.                                 Common Stock - 282 shares                      6,786           7,121
                El Paso Corp.                              Common Stock - 1,230 shares                   19,558          54,870
                Elan Corp.                                 Common Stock - 692 shares                     23,653          31,182
                Electric Data Sys. Corp.                   Common Stock - 1,011 shares                   48,013          69,292
                Eloyalty Corp.                             Common Stock - 30 shares                      10,138             159
                Emerson Elec. Co.                          Common Stock - 150 shares                      9,309           8,565
                Endesa S.A.                                Common Stock - 1,085 shares                   25,037          17,002
                Energy Power Sys. Ltd.                     Common Stock - 2,000 shares                   11,580           8,400

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Engage Technologies Inc.                   Common Stock - 250 shares                 $    2,003      $      110
                Enron Corp.                                Common Stock - 4,703 shares                   80,036           2,822
                Enterasys Networks Inc.                    Common Stock - 500 shares                      7,964           4,425
                Entrada Networks Inc.                      Common Stock - 50 shares                          97               6
                Enzon Inc.                                 Common Stock - 99 shares                       6,359           5,572
                Enzo Biochem Inc.                          Common Stock - 300 shares                      4,905           7,050
                Equity Office Properties                   Common Stock - 100 shares                      3,050           3,008
                Equity Residential Properties              Common Stock - 1,200 shares                   30,383          34,452
                Ericsson                                   Common Stock - 628 shares                      9,472           3,278
                Essex Properties                           Common Stock - 1,400 shares                   34,600          69,174
                Etoys Inc.                                 Common Stock - 200 shares                      1,131               1
                Exodus Communications Inc.                 Common Stock - 1,468 shares                   41,654              57
                Extreme Networks Inc.                      Common Stock - 100 shares                      3,250           1,290
                Exxon Mobil Corp.                          Common Stock - 2,742 shares                   95,599         107,761
                Federal Natl. Mtg. Assn                    Common Stock - 505 shares                     29,547          40,182
                Fedex Corp.                                Common Stock - 25 shares                         873           1,297
                Fibercore Inc.                             Common Stock - 1,200 shares                   11,272           2,880
                Finisar Corp.                              Common Stock - 1,175 shares                   38,986          11,950
                First Health Group Corp.                   Common Stock - 207 shares                      5,488           5,121
                FleetBoston Finl Corp.                     Common Stock - 490 shares                     18,719          17,885
                Fluor Corp.                                Common Stock - 200 shares                          -           7,480
                Ford Motor Co.                             Common Stock - 200 shares                      2,724           3,144
                Forest Labs Inc.                           Common Stock - 200 shares                     13,340          16,390
                Foundry Networks Inc.                      Common Stock - 250 shares                     22,544           2,038
                4 Kids Entertainment Inc.                  Common Stock - 1,000 shares                   29,163          20,030
                France Telecom                             Common Stock - 200 shares                     19,313           7,998

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Franklin Res. Inc.                         Common Stock - 80 shares                  $    3,513      $    2,822
                Friede Goldman Halter                      Common Stock - 570 shares                      4,913             108
                Fuji Photo Film                            Common Stock - 488 shares                     12,927          17,539
                Gannett Co.                                Common Stock - 1,100 shares                   51,319          73,953
                Gap Inc.                                   Common Stock - 1,012 shares                    9,360          14,107
                Genentech Inc.                             Common Stock - 600 shares                     48,368          32,550
                Genl Dynamics Corp.                        Common Stock - 100 shares                      2,400           7,964
                General Electric                           Common Stock - 14,890 shares                 360,438         596,785
                General Motors Corp.                       Common Stock - 100 shares                      9,212           4,860
                Genzyme Corp.                              Common Stock - 70 shares                       3,703           4,190
                Geron Corp.                                Common Stock - 1,000 shares                   10,463           8,700
                Gillette Co.                               Common Stock - 780 shares                     34,843          26,052
                Glaxo                                      Common Stock - 1,393 shares                   48,298          69,399
                Goldman Sachs Group Inc.                   Common Stock - 275 shares                     21,963          25,506
                Guidant Corp.                              Common Stock - 780 shares                     25,671          38,844
                HRPT Properties                            Common Stock - 18,600 shares                 121,685         161,076
                HSBC Hldg                                  Common Stock - 306 shares                      6,560          18,271
                Halliburton Company                        Common Stock - 100 shares                      3,325           1,310
                Harley Davidson Inc.                       Common Stock - 932 shares                     10,380          50,617
                Harmonic Lightwaves Inc.                   Common Stock - 475 shares                     19,737           5,710
                Health Care Ppty Invs.                     Common Stock - 4,000 shares                  110,600         144,840
                Health Mgmt Assoc. Inc.                    Common Stock - 500 shares                      7,543           9,200
                Healthcare Rlty                            Common Stock - 5,000 shares                   89,563         140,000
                Health Care REIT Inc.                      Common Stock - 6,000 shares                  104,600         146,100
                Health Grades Inc.                         Common Stock - 2,000 shares                    9,075             140
                Heinz H J Co.                              Common Stock - 200 shares                      5,993           8,224

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Hewlett Packard Co.                        Common Stock - 1,940 shares               $   47,292      $   39,848
                Highwoods Pptys Inc.                       Common Stock - 2,400 shares                   58,691          62,280
                Hitachi Ltd.                               Common Stock - 132 shares                     13,000           9,661
                Home Depot Inc.                            Common Stock - 3,130 shares                   69,568         159,655
                Honda Motor                                Common Stock - 83 shares                       7,117           6,765
                Honeywell Intl. Inc.                       Common Stock - 35 shares                       1,298           1,168
                House2home Inc.                            Common Stock - 500 shares                      2,069               1
                Human Genome Sciences Inc.                 Common Stock - 68 shares                       4,539           2,293
                Humphrey Hospitality                       Common Stock - 10,000 shares                  73,156          29,500
                Hyseq Inc.                                 Common Stock - 200 shares                     19,150           1,544
                Icos Corp.                                 Common Stock - 105 shares                      5,366           6,031
                Idec Pharmaceuticals Corp.                 Common Stock - 98 shares                       5,511           6,755
                Ibis Technology Corp.                      Common Stock - 30 shares                       1,153             446
                Illumina Inc.                              Common Stock - 230 shares                      3,730           2,705
                Imagistics Intl. Inc.                      Common Stock - 8 shares                          145              99
                Immunex Corp.                              Common Stock - 979 shares                     29,417          27,128
                Incyte Pharmaceuticals Inc.                Common Stock - 60 shares                       7,130           1,166
                Infocast Corp.                             Common Stock - 200 shares                      1,775              12
                Infocus Corp.                              Common Stock - 1,000 shares                   16,100          22,020
                Ing Gp                                     Common Stock - 668 shares                      7,680          17,001
                Inhale Therapeutic Sys.                    Common Stock - 560 shares                     14,984          10,388
                Innkeepers USA                             Common Stock - 5,000 shares                   58,000          49,000
                Integrated Device Tech                     Common Stock - 100 shares                      3,650           2,659
                Intelidata Technologies                    Common Stock - 250 shares                      1,613             708
                Intel Corp.                                Common Stock - 34,424 shares                 849,040       1,019,740
                Intermune Inc.                             Common Stock - 73 shares                       3,243           3,596

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Interferon                                 Common Stock - 3,000 shares               $    6,100      $    1,350
                Intl. Business Mach.                       Common Stock - 2,450 shares                  235,775         296,352
                Intl. Fibercom Inc.                        Common Stock - 600 shares                      7,189             150
                Intl. Paper Co.                            Common Stock - 973 shares                     37,877          39,269
                Internet Cap Group Inc.                    Common Stock - 2,922 shares                   63,034           3,536
                Internet Infrastructure                    Common Stock - 600 shares                     24,277           3,756
                Internet Architecture                      Common Stock - 200 shares                     15,813           7,670
                Intersil Hldg. Corp.                       Common Stock - 70 shares                       2,495           2,258
                Intrpublic Grp of Co.                      Common Stock - 635 shares                     18,647          18,758
                Intuit Inc.                                Common Stock - 100 shares                      3,106           4,278
                Invitrogen                                 Common Stock - 100 shares                      7,017           6,193
                Invision Technologies Inc.                 Common Stock - 200 shares                      2,970           5,958
                Iomega Corp.                               Common Stock - 200 shares                      8,638           1,670
                Isis Pharmaceuticals                       Common Stock - 1,200 shares                   10,428          26,628
                Ito Yokado                                 Common Stock - 230 shares                     14,528          10,465
                12 Technologies Inc.                       Common Stock - 110 shares                      5,644             869
                Ivax Corp.                                 Common Stock - 300 shares                      5,934           6,042
                Ivoice Com Inc.                            Common Stock - 3,000 shares                   10,894             165
                JDN Rlty Corp.                             Common Stock - 5,000 shares                   53,000          61,650
                JDS Uniphase Corp.                         Common Stock - 9,686 shares                  358,076          84,074
                JMAR Inds Inc.                             Common Stock - 150 shares                      2,481             449
                JNI Corp.                                  Common Stock - 295 shares                     12,539           2,451
                JP Realty Inc.                             Common Stock - 5,000 shares                   81,125         118,950
                JP Morgan Chase and Co.                    Common Stock - 2,385 shares                   89,675          86,695
                Jacobs Engn Grp Inc.                       Common Stock - 506 shares                     15,801          33,396
     *          Johnson & Johnson                          Common Stock - 83,397 shares                 336,166       4,928,741

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Jones Apparel Grp Inc.                     Common Stock - 116 shares                 $    3,848      $    3,848
                Juniper Networks Inc.                      Common Stock - 1,273 shares                   72,829          24,123
                KLA Instrs Corp.                           Common Stock - 271 shares                     10,066          13,431
                Kanakaris Wireless                         Common Stock - 13 shares                       1,074               2
                Kimberly Clark                             Common Stock - 230 shares                     11,209          13,754
                King Pharmaceuticals Inc.                  Common Stock - 157 shares                      5,441           6,614
                Kingfisher                                 Common Stock - 613 shares                      6,232           6,866
                Koninkl Phil E Ny                          Common Stock - 664 shares                     16,027          19,329
                Korea Telecom                              Common Stock - 260 shares                      8,625           5,286
                Korea Elec Pwr                             Common Stock - 720 shares                     10,468           6,588
                Kulicke & Soffa Indust                     Common Stock - 2,000 shares                   57,800          34,300
                Kyocera Corp.                              Common Stock - 185 shares                     12,431          12,345
                LSI Logic Corp.                            Common Stock - 2,600 shares                  116,609          41,028
                LTX Corp.                                  Common Stock - 500 shares                     13,138          10,470
                L-3 Communications Hldg.                   Common Stock - 99 shares                       8,170           8,910
                Lam Research Corp.                         Common Stock - 250 shares                      5,581           5,805
                Learningstar Corp.                         Common Stock - 125 shares                      9,056             188
                Learn2 Corp.                               Common Stock - 474 shares                      5,311              57
                Lilly Eli Co.                              Common Stock - 930 shares                     62,534          73,042
                Lionbridge Technologies                    Common Stock - 57 shares                       2,160             100
                Lockheed Martin Corp.                      Common Stock - 100 shares                      1,756           4,667
                Loudeye Technologies Inc.                  Common Stock - 150 shares                      6,022             110
                Lucent Technologies Inc.                   Common Stock - 2,792 shares                  101,089          17,590
                MGI Pharma Inc.                            Common Stock - 3,381 shares                  102,590          51,662
                MRV Communications Inc.                    Common Stock - 100 shares                      7,381             424
                Macromedia Inc.                            Common Stock - 220 shares                      4,647           3,916

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Manor Care Inc.                            Common Stock - 269 shares                 $    7,619      $    6,378
                Marks & Spencer Ltd.                       Common Stock - 245 shares                      9,004           7,669
                Martha Stewart                             Common Stock - 200 shares                      5,875           3,290
                Massey Energy Co.                          Common Stock - 400 shares                     16,674           8,292
                Maxim Integrated Prods.                    Common Stock - 3,200 shares                   80,610         168,032
                Maxygen Inc.                               Common Stock - 600 shares                     12,204          10,542
                McData Corp.                               Common Stock - 162 shares                      1,878           3,969
                McDonalds Corp.                            Common Stock - 1,800 shares                   44,049          47,646
                Medimmune Inc.                             Common Stock - 76 shares                       4,431           3,553
                Medtronic Inc.                             Common Stock - 2,150 shares                   88,260         110,102
                Mellon Financial Corp.                     Common Stock - 50 shares                       1,642           1,881
                Merck & Co. Inc.                           Common Stock - 1,832 shares                   96,223         107,702
     *          Merrill Lynch & Co.                        Common Stock - 9,305 shares                  580,833         484,977
                MessageMedia Inc.                          Common Stock - 230 shares                      1,592              32
                MetLife Inc.                               Common Stock - 575 shares                     11,969          18,216
                Metricom Inc.                              Common Stock - 2,200 shares                   39,189             136
                Metrocall Inc.                             Common Stock - 1,000 shares                   11,650              26
                Metromedia                                 Common Stock - 400 shares                      4,700             176
                Microsoft Corp.                            Common Stock - 8,318 shares                  394,920         551,068
                Micromuse Inc.                             Common Stock - 70 shares                       7,033           1,050
                Micron Technology Inc.                     Common Stock - 200 shares                     12,575           6,200
                Millennium Pharmaceuticals                 Common Stock - 130 shares                      9,689           3,186
                Minnesota Mng Mfg.                         Common Stock - 115 shares                      9,573          13,594
                MIPS Techs Inc.                            Common Stock - 13 shares                         723             104
                Molecular Diagnostics                      Common Stock - 491 shares                      9,269             442
                Moody's Corp.                              Common Stock - 180 shares                      6,229           7,175

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

   ( a )                    ( b )                                         ( c )                        ( d )           ( e )

                                                           Description of Investment Including
                Identity of Issue, Borrower,               Maturity Date, Rate of Interest,
                  Lessor, or Similar Party                 Collateral, Par or Maturity Value            Cost        Current Value
-------------   ----------------------------               -----------------------------------       ----------      ----------
                Motorola Inc.                              Common Stock - 1,505 shares               $   44,636      $   22,605
                UTS Motorola Inc.                          Common Stock - 145 shares                      7,259           6,777
                NRG Energy Inc.                            Common Stock - 400 shares                      9,905           6,200
                Nanogen Inc.                               Common Stock - 104 shares                      1,571             600
                Nasdaq-100                                 Common Stock - 4,001 shares                  233,660         155,679
                Natl. Australia                            Common Stock - 198 shares                      9,603          16,137
                Nationwide Health Properties               Common Stock - 8,000 shares                   98,800         149,520
                Neotherapeutics Inc.                       Common Stock - 1,000 shares                    3,350           3,660
                Nestle S A                                 Common Stock - 370 shares                      9,401          19,703
                Network Appliance Inc.                     Common Stock - 1,926 shares                  115,323          42,122
                New Focus Inc.                             Common Stock - 760 shares                     11,251           2,896
                News Corp. Ltd.                            Common Stock - 1,000 shares                   49,863          31,810
                Nintendo Ltd.                              Common Stock - 286, shares                     3,231           6,149
                Nippon Teleg & Tel Corp.                   Common Stock - 570 shares                     31,636           9,234
                Nisource Inc.                              Common Stock - 395 shares                     10,088           9,109
                Nokia Corp.                                Common Stock - 12,464 shares                 298,877         305,736
                Norsk Hydro                                Common Stock - 400 shares                     18,030          16,800
                Nortel Networks Corp.                      Common Stock - 2,370 shares                   83,999          17,683
                Nova Chemicals Corp.                       Common Stock - 100 shares                      2,231           1,927
                Novartis                                   Common Stock - 512 shares                     11,542          18,688
                Novell Inc.                                Common Stock - 300 shares                      8,950           1,377
                Novellus Sys Inc.                          Common Stock - 1,898 shares                   77,627          74,876
                Nvidia                                     Common Stock - 118 shares                      5,031           7,894
                Nutrition 21 Inc.                          Common Stock - 350 shares                      2,433             249
                Office Depot Inc.                          Common Stock - 500 shares                     10,881           9,270
                On2.com Inc.                               Common Stock - 460 shares                      7,199             156

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Openwave Sys Inc.                      Common Stock - 2,000 shares                            $   18,420     $   19,580
          Oracle Sys Corp.                       Common Stock - 24,817 shares                              158,049        342,723
          Outback Steakhouse Inc.                Common Stock - 260 shares                                   6,667          8,905
          PG&E Corp.                             Common Stock - 370 shares                                   8,998          7,123
          Pacific Aerospace & Eltr Inc.          Common Stock - 2,000 shares                                 2,815             90
          Pall Corp.                             Common Stock - 695 shares                                  15,635         16,722
          Palm Inc.                              Common Stock - 2,950 shares                                19,873         11,446
          Pan Pacific Retail Properties          Common Stock - 930 shares                                  18,918         26,710
          JC Penney Co.                          Common Stock - 2,000 shares                                52,700         53,800
          Peoplesoft Inc.                        Common Stock - 120 shares                                   4,345          4,824
          Pepsi Bottling Group Inc.              Common Stock - 226 shares                                   5,462          5,311
          Pepsico Inc.                           Common Stock - 1,800 shares                                53,668         87,642
          Peregrine Systems Inc.                 Common Stock - 305 shares                                   6,735          4,523
          Peregrine Pharmactls Inc.              Common Stock - 1,000 shares                                 4,060          3,430
          Petrleo Bras Vtg. Spd                  Common Stock - 260 shares                                   6,895          6,058
          Pfizer Inc.                            Common Stock - 4,795 shares                               175,695        191,071
          Pharmactcl Hldrs                       Common Stock - 400 shares                                  36,452         39,400
          Pharmacia Corp.                        Common Stock - 200 shares                                   9,600          8,530
          Philip Morris Cos Inc.                 Common Stock - 2,405 shares                                93,183        110,253
          Pitney Bowes Inc.                      Common Stock - 100 shares                                   6,305          3,761
          Pixar                                  Common Stock - 200 shares                                   8,190          7,192
          Plantronics Inc.                       Common Stock - 700 shares                                  22,148         17,948
          Portugal Telecom                       Common Stock - 1,662 shares                                14,652         12,648
          Power-One Inc.                         Common Stock - 100 shares                                   4,650          1,041
          Price T Rowe Group Inc.                Common Stock - 50 shares                                    1,903          1,737
          Procter & Gamble                       Common Stock - 2,000 shares                               112,336        158,260

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Providian Finl Corp.                   Common Stock - 3,200 shares                            $   18,160     $   11,360
          Proxim Inc.                            Common Stock - 100 shares                                   1,806            992
          Psinet Inc.                            Common Stock - 105 shares                                   5,064              1
          Qlogic Corp.                           Common Stock - 200 shares                                   9,470          8,902
          Qualcomm Inc.                          Common Stock - 296 shares                                  36,625         14,948
          Quest Diagnostics Inc.                 Common Stock - 63 shares                                    4,222          4,518
          RSA Security Inc.                      Common Stock - 300 shares                                  13,023          5,238
          RF Micro Devices Inc.                  Common Stock - 840 shares                                  33,542         16,153
          Railamerica Inc.                       Common Stock - 533 shares                                   5,743          7,707
          Rambus Inc.                            Common Stock - 105 shares                                   9,500            839
          Real Networks Inc.                     Common Stock - 500 shares                                   4,370          2,970
          Red Hat Inc.                           Common Stock - 200 shares                                   3,013          1,420
          Redback Networks Inc.                  Common Stock - 867 shares                                  10,780          3,425
          Repsol                                 Common Stock - 650 shares                                   8,430          9,445
          Rio Tinto Ltd.                         Common Stock - 96 shares                                    5,943          7,152
          Rite Aid Corporation                   Common Stock - 250 shares                                     800          1,265
          Riverstone Networks Inc.               Common Stock - 256 shares                                   4,054          4,250
          Roche Hldg Ltd.                        Common Stock - 83 shares                                    5,976          5,918
          Rogue Wave Software                    Common Stock - 200 shares                                   2,028            640
          Rolls-Royce Plc.                       Common Stock - 503 shares                                   6,526          5,935
          Ross Store Inc.                        Common Stock - 130 shares                                   3,920          4,170
          Roxio Inc.                             Common Stock - 114 shares                                   6,546          1,887
          SBC Communications Inc.                Common Stock - 1,000 shares                                28,380         39,170
          Saba Software Inc.                     Common Stock - 150 shares                                   1,550            783
          Safeguard Scientifics                  Common Stock - 1,100 shares                                39,015          3,850
          St. Mary Ld & Expl Co.                 Common Stock - 250 shares                                   3,410          5,298

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          San Paolo-Imi Sps                      Common Stock - 220 shares                              $    7,112     $    4,816
          Sandisk Corp.                          Common Stock - 225 shares                                  16,903          3,240
          Sanmina-Sci Corp.                      Common Stock - 635 shares                                   9,786         12,637
          Sap Aktiengesellschaft                 Common Stock - 200 shares                                   8,289          6,386
          Save the Worldair Inc.                 Common Stock - 530 shares                                   2,889            270
          Schering Plough Corp.                  Common Stock - 100 shares                                   4,950          3,581
          Schlumberger Ltd.                      Common Stock - 485 shares                                  25,647         26,651
          Schwab Charles Corp.                   Common Stock - 180 shares                                   5,129          2,785
          Scios Inc.                             Common Stock - 600 shares                                   5,352         14,262
          Scottish Power                         Common Stock - 500 shares                                  15,217         10,850
          Sector Spdr Consumers Stpl.            Common Stock - 100 shares                                   2,761          2,540
          Sector Spdr Technology                 Common Stock - 125 shares                                   4,548          3,000
          Sempra Energy                          Common Stock - 495 shares                                  11,249         12,152
          Serologicals Corp.                     Common Stock - 150 shares                                   3,300          3,225
          Shell Trns & Trdng                     Common Stock - 357 shares                                   8,575         14,798
          Sicor Inc.                             Common Stock - 246 shares                                   6,053          3,857
          Siebel Sys Inc.                        Common Stock - 1,850 shares                                44,337         51,763
          Silicon Graphics Inc.                  Common Stock - 2,948 shares                                11,586          6,191
          Societe Generale France                Common Stock - 1,560 shares                                 9,240         17,238
          Sohu Com Inc.                          Common Stock - 500 shares                                   2,325            600
          Solectron Corp.                        Common Stock - 2,200 shares                                81,781         24,816
          Sony Corp.                             Common Stock - 325 shares                                  23,217         14,658
          Sorrento Networks Corp.                Common Stock - 200 shares                                   7,750            718
          Sonus Networks Inc.                    Common Stock - 180 shares                                     811            832
          Southwest Airlines Co.                 Common Stock - 275 shares                                   4,024          5,082
          Sovran Self Storage Inc.               Common Stock - 5,000 shares                                91,750        155,750

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Sprint Corp.                           Common Stock - 800 shares                              $   21,311     $   16,064
          Starbucks Corp.                        Common Stock - 319 shares                                   6,663          6,077
          Statoil ASA                            Common Stock - 1,001 shares                                 6,677          6,557
          Stellent Inc.                          Common Stock - 38 shares                                    1,549          1,123
          Stemcells Inc.                         Common Stock - 1,000 shares                                 4,538          3,490
          Stryker Corp.                          Common Stock - 120 shares                                   6,281          7,004
          Sun Microsystems Inc.                  Common Stock - 11,066 shares                              293,565        136,112
          Sunguard Data Sys Inc.                 Common Stock - 181 shares                                   4,498          5,236
          Superconductor Technologies            Common Stock - 100 shares                                   3,725            650
          Supergen Inc.                          Common Stock - 2,587 shares                                58,904         37,046
          Symantec Corp.                         Common Stock - 153 shares                                   9,866         10,148
          Symyx Tech Inc.                        Common Stock - 200 shares                                   4,650          4,248
          Syngenta                               Common Stock - 711 shares                                   6,577          7,537
          TDK Corp.                              Common Stock - 190 shares                                  15,221          9,215
          TJX Cos Inc.                           Common Stock - 187 shares                                   6,750          7,454
          Telecom Italia                         Common Stock - 130 shares                                   5,976         11,115
          Telefonos M SA RP L                    Common Stock - 1,338 shares                                18,128         46,857
          Tellabs Inc.                           Common Stock - 200 shares                                  12,450          2,992
          Teraforce Tech Corp.                   Common Stock - 4,200 shares                                18,118            353
          Texas Instruments                      Common Stock - 7,700 shares                               478,651        215,600
          3Com Corp.                             Common Stock - 110 shares                                   1,134            702
          Tibco Software Inc.                    Common Stock - 105 shares                                   8,897          1,568
          Tiffany & Co.                          Common Stock - 141 shares                                   4,299          4,437
          Topps Inc.                             Common Stock - 500 shares                                   5,335          6,075
          Total SA                               Common Stock - 265 shares                                   8,246         18,614
          Toyota Motor Corp.                     Common Stock - 70 shares                                    5,935          3,567

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Trans World Airlines Inc.              Common Stock - 500 shares                              $    2,888     $        5
          Transcanada Pipeline                   Common Stock - 500 shares                                  10,700          6,255
          Transmeta Corp.                        Common Stock - 140 shares                                   6,236            321
          Triangle Pharms Inc.                   Common Stock - 1,000 shares                                 6,913          4,010
          Trinity Biotech                        Common Stock - 2,000 shares                                 3,825          3,040
          Tyco Intl. Ltd.                        Common Stock - 200 shares                                  10,231         11,780
          UAL Corp.                              Common Stock - 200 shares                                   9,425          2,700
          USX Marathon Group                     Common Stock - 1,500 shares                                40,139         45,000
          US Oncology Inc.                       Common Stock - 1,100 shares                                 8,822          8,294
          USA Education Inc.                     Common Stock - 113 shares                                   7,669          9,494
          Unilever                               Common Stock - 636 shares                                  26,043         36,640
          Union Pacific Corp.                    Common Stock - 206 shares                                   8,775         11,740
          United Parcel Services                 Common Stock - 315 shares                                  21,838         17,168
          US Air Group Inc.                      Common Stock - 1,000 shares                                16,600          6,340
          United Health Group Inc.               Common Stock - 600 shares                                  17,061         42,462
          Universal Health Realty                Common Stock - 800 shares                                  15,528         18,800
          Universal Health Svcs                  Common Stock - 200 shares                                   4,839          8,556
          Univision Communications               Common Stock - 429 shares                                  14,372         17,357
          Unocal Corp.                           Common Stock - 545 shares                                  19,229         19,658
          Upgrade Intl. Corp.                    Common Stock - 50 shares                                    3,354             39
          Valero Refng & Mktng Co.               Common Stock - 121 shares                                   5,129          4,613
          Varco Intl Inc.                        Common Stock - 1,000 shares                                 8,100         14,980
          Vast Solutions Inc.                    Common Stock - 90 shares                                    4,620              -
          Ventro Corp.                           Common Stock - 550 shares                                  11,625            215
          Verisign Inc.                          Common Stock - 433 shares                                  47,011         16,471
          Verizon Communications                 Common Stock - 3,889 shares                               135,245        184,549

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Veritas Software Co.                   Common Stock - 144 shares                              $    7,308     $    6,456
          Viacom Inc.                            Common Stock - 1,050 shares                                30,786         46,463
          Viacom Inc. CL B                       Common Stock - 390 shares                                  23,520         17,219
          Viador Inc.                            Common Stock - 1,000 shares                                19,688             60
          Vicon Indust Inc.                      Common Stock - 500 shares                                   2,075          2,280
          Visionics Corporation                  Common Stock - 100 shares                                   1,578          1,443
          Visteon Corp.                          Common Stock - 26 shares                                      167            391
          Visx Inc.                              Common Stock - 200 shares                                   5,350          2,650
          Vivendi Universal                      Common Stock - 254 shares                                  19,922         13,663
          Vixel Corp.                            Common Stock - 500 shares                                   3,700            925
          Vodavi Technology Inc.                 Common Stock - 500 shares                                   2,684            653
          Vodafone Grp                           Common Stock - 550 shares                                  25,898         14,124
          Vulcan Materials Co.                   Common Stock - 165 shares                                   6,980          7,910
          Wachovia Corp.                         Common Stock - 495 shares                                  19,874         15,523
          Wal mart Stores Inc.                   Common Stock - 1,765 shares                                90,681        101,576
          Washington Mut Inc.                    Common Stock - 150 shares                                   4,893          4,905
          Westell Technologies Inc.              Common Stock - 300 shares                                  10,793            792
          Williams Sonoma Inc.                   Common Stock - 160 shares                                   5,828          6,864
          Wind Riv Sys Inc.                      Common Stock - 1,450 shares                                51,518         25,970
          Worldcom Inc.                          Common Stock - 6,760 shares                               155,444         95,181
          MCI Group-Worldcom Inc.                Common Stock - 1,114 shares                                14,893         14,148
          Worldwide Restaurant                   Common Stock - 2,000 shares                                 5,088          2,380
          XO Communications                      Common Stock - 1,680 shares                                11,249            161
          Xcel Energy Inc.                       Common Stock - 183 shares                                   4,684          5,076
          Xilinx Inc.                            Common Stock - 150 shares                                  10,278          5,858
          Xerox Corp.                            Common Stock - 966 shares                                  21,852         10,066

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Yahoo Inc.                             Common Stock - 1,016 shares                            $   63,468     $   18,024
          Zimmer Holdings Inc.                   Common Stock - 40 shares                                      893          1,223
          Zurich Finl Svcs                       Common Stock - 380 shares                                  20,309          8,854
          Global Crossing Ltd.                   Preferred Stock - 145 shares                               13,321            181
          Repsol Intl Capital Ltd.               Preferred Stock - 800 shares                               20,000         18,360
          AES Trust VII                          Preferred Stock - 315 shares                               16,340          8,978
          ABN Amro                               Preferred Stock - 1,000 shares                             25,517         25,170
          Alabama Pwr                            Preferred Stock - 400 shares                               10,000          9,988
          Allstate Corporation                   Preferred Stock - 2,000 shares                             50,000         50,400
          American Exp Co.                       Preferred Stock - 1,000 shares                             25,000         25,230
          BankAmerica                            Preferred Stock - 1,000 shares                             25,000         25,420
          Bethlehem Steel                        Preferred Stock - 173 shares                                8,432            279
          Bank of New York                       Preferred Stock - 1,000 shares                             25,000         25,280
          Calpine Captl Trst                     Preferred Stock - 205 shares                               11,778          6,663
          Duke Energy                            Preferred Stock - 1,000 shares                             25,000         25,050
          Electronic Data Systems                Preferred Stock - 155 shares                                7,761          8,262
          Enterprise Cap Tr I                    Preferred Stock - 600 shares                               15,000         14,760
          Enterprise Cap Tr III                  Preferred Stock - 1,000 shares                             25,000         23,800
          Equity Office Properties               Preferred Stock - 200 shares                                7,900          9,160
          Equity Residential Properties          Preferred Stock - 955 shares                               23,254         24,162
          Georgia Pwr                            Preferred Stock - 400 shares                               10,000          9,900
          Harris Preferred Cap Cor               Preferred Stock - 400 shares                               10,000          9,840
          Hartford Life                          Preferred Stock - 1,000 shares                             25,517         25,050
          Host Marriott                          Preferred Stock - 240 shares                                9,226         10,311
          International Paper                    Preferred Stock - 190 shares                                8,509          8,480
          KCPL Financing I                       Preferred Stock - 400 shares                               10,000         10,092

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          MCI Capital                            Preferred Stock - 1,500 shares                         $   38,750     $   36,750
  *       Merrill Lynch Capital Tr I             Preferred Stock - 3,000 shares                             75,000         78,360
  *       Merrill Lynch Capital Tr II            Preferred Stock - 400 shares                               10,000         10,552
  *       Merrill Lynch Pfd Sers III             Preferred Stock - 2,000 shares                             50,000         49,900
          Met Life Inc.                          Preferred Stock - 85 shares                                 4,440          8,432
          NB Capital Trust I                     Preferred Stock - 1,750 shares                             45,023         43,785
          National Australia Bank                Preferred Stock - 790 shares                               20,181         23,700
          Newell Financial Trust I               Preferred Stock - 220 shares                               10,306          8,188
          Plc Capital Trust                      Preferred Stock - 600 shares                               15,000         14,880
          PP&L Capital Trust                     Preferred Stock - 1,100 shares                             27,500         28,325
          Pwg Capital Trust II                   Preferred Stock - 800 shares                               20,705         20,120
          Pacificorp                             Preferred Stock - 900 shares                               23,171         21,600
          Placer Dome Inc.                       Preferred Stock - 2,000 shares                             51,625         47,960
          Potomac Elec Pwr Co.                   Preferred Stock - 900 shares                               22,500         22,419
          Prudential Financial Inc.              Preferred Stock - 115 shares                                6,054          6,693
          Raytheon Company                       Preferred Stock - 120 shares                                6,004          6,690
          Reliastar Financing                    Preferred Stock - 2,200 shares                             55,721         55,880
          Sealed Air Corp.                       Preferred Stock - 245 shares                                8,146         10,658
          Simon Property Group Inc.              Preferred Stock - 1,500 shares                             37,500         39,000
          Suiza Capital Trust II                 Preferred Stock - 150 shares                                5,941          6,189
          UDS Capital I                          Preferred Stock - 500 shares                               12,500         12,350
          US Bancorp Capital II                  Preferred Stock - 1,100 shares                             27,500         27,379
          Union Pacific Cap Trust                Preferred Stock - 175 shares                                7,755          8,714
          Unit Washtn Mut Cap TR I               Preferred Stock - 135 shares                                7,665          6,404
          Weingarten Realty Invstr.              Preferred Stock - 1,000 shares                             25,000         24,900
          Aim                                    Europe Growth Fund                                         16,932          9,897

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Aim                                    America Value Fund                                     $  189,100     $  178,483
          Aim                                    Global Telecomm Fund                                       55,222         13,378
          Aim                                    Constellation Fund                                         29,941         19,684
          Aim                                    Aggressive Growth Fund                                     21,668         14,244
          Aim                                    Blue Chip Fund                                            320,145        241,935
          Aim                                    High Yield Fund                                            13,245          6,833
          Aim                                    Value Fund                                                 32,981         22,866
          Aim                                    Balanced Fund                                              22,544         21,498
          Alger                                  Growth Portfolio                                            2,878          2,112
          Alger                                  Midcap Growth                                               3,088          2,922
          Alger                                  Retirement Fund                                            25,000         25,960
          Alliance                               Premier Growth Fund Class A                               170,270        107,757
          Alliance                               Premier Growth Fund ADV CL                                 47,806         33,547
          Alliance                               Technology Fund                                            82,230         60,703
          Captial                                World Growth and Income Fund                                2,517          2,744
          Davis                                  NY Venture Fund                                           122,738        120,141
          Federated                              Aggresive Growth Fund                                      18,527          7,118
          Federated                              European Growth Fund                                       17,053         11,375
          Federated                              International Small Company Fund                           45,000         20,407
          Fidelity                               Equity Portfolio Growth Fund                               53,164         35,274
          Fidelity                               Series I Mid Cap Fund                                      10,926          8,277
          Fidelity                               High Yield Portfolio                                       66,962         44,903
          Franklin                               Calif 250 Growth Fund                                     279,863        188,479
          Ivy Fund                               Emerging Growth Fund                                       81,674         28,115
          John Hancock                           Growth & Income Fund                                      188,476        130,878
          John Hancock                           High Yield Bond Fund                                       35,968         21,465

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          John Hancock                           Sovereign Bond Fund                                    $   59,516     $   57,713
          John Hancock                           Pacific Basin Equity Fund                                  12,399         10,640
          John Hancock                           Global Technology Fund                                     13,500          4,236
          Lord Abb                               Dev Growth Fund                                             6,582          6,513
          MFS                                    Total Return Fund                                          12,343          9,189
          MFS                                    High Income Fund                                           56,578         39,863
          MFS                                    Over-the-Counter Fund                                       3,896          2,537
          Massachusetts Investors                Inv Growth Stk Fund                                       154,282        118,621
          Massachusetts Investors                Investors Trust                                            40,314         33,615
  *       Merrill Lynch                          Focus Value Fund                                           16,565         15,754
  *       Merrill Lynch                          Euro Fund                                                  36,529         27,318
  *       Merrill Lynch                          Equity Income Fund                                             11              9
  *       Merrill Lynch                          Global Allocation Fund                                    503,326        482,186
  *       Merrill Lynch                          Fundamentl Growth Fund                                     58,016         42,801
  *       Merrill Lynch                          Global Value Fund                                          93,405         74,653
  *       Merrill Lynch                          Global Tech Fund                                          216,901        113,141
  *       Merrill Lynch                          Latin America Fund                                         25,628         19,154
  *       Merrill Lynch                          Dragon Fund                                                33,414         15,774
  *       Merrill Lynch                          Healthcare Fund                                            19,115         18,008
  *       Merrill Lynch                          Basic Value Fund CL A                                     586,634        485,789
  *       Merrill Lynch                          Basic Value Fund CL B                                      68,267         54,143
  *       Merrill Lynch                          Balanced Capital Fund                                     264,352        223,682
  *       Merrill Lynch                          Small Cap Value Fund                                      147,355        156,401
  *       Merrill Lynch                          Global Growth Fund                                        433,000        359,451
  *       Merrill Lynch                          S&P 500 Index Fund                                        212,773        221,047
  *       Merrill Lynch                          Small Cap Index Fund                                        1,213          1,212

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
  *       Merrill Lynch                          Pacific Fund                                           $   22,678     $   17,218
  *       Merrill Lynch                          Corp Bond High Income Fund                                140,727         90,214
  *       Merrill Lynch                          Bond Fund                                                  37,502         37,268
          Munder                                 Framlingtn Health Care Fund                                62,254         54,236
          Munder                                 NetNet Fund                                               411,045        151,639
          Oppenheimer                            International Growth Fund                                   5,635          3,759
          Oppenheimer                            Global Fund                                                25,000         25,342
          PIMCO                                  Capital Appreciation Fund                                  16,975         11,849
          PIMCO                                  Renaissance Fund                                          181,624        184,927
          PIMCO                                  Innovation Fund                                           123,310         58,398
          PIMCO                                  High Yield Fund                                            22,883         19,312
          PIMCO                                  Total Return Fund                                           6,225          6,553
          Pilgrim                                Intl Small-Cap Gr Fund                                     55,379         30,870
          Seligman                               Communications & Information Fund                          56,169         41,029
          State Street                           Aurora Fund                                               175,000        200,185
          State Street                           Government Income Fund                                     63,740         61,904
          Templeton                              Developing Markets Trust                                   16,957         12,391
          Templeton                              Foreign Fund                                               80,991         73,964
          Van Kampen                             American Cap Fund                                          66,932         31,419
          Washington Mutual                      Investors Fund Inc.                                        52,449         44,733
          United States Treasury Note            8.125% Due 08/15/21                                        93,736         98,344
          United States Treasury Bond            6.000% Due 02/15/26                                        21,047         20,578
          United States Treasury Note            6.500% Due 05/15/05                                       147,046        146,752
          United States Treasury Note            5.625% Due 02/15/06                                        29,390         30,554
          United States Treasury Note            5.875% Due 11/15/04                                        45,714         45,513
          United States Treasury Note            6.500% Due 02/15/10                                        28,254         27,442

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Alza Corp.                             Corporate Bond - 10,000 shares 0% Due 07/28/20         $    7,185     $    8,310
          Amazon.com                             Corporate Bond - 13,000 shares 4.750% Due 02/01/09          6,399          6,617
          Anadarko Petroleum Corp.               Corporate Bond - 16,000 shares 0% Due 03/07/20             11,194         11,221
          Anixter International Lyons            Corporate Bond - 31,000 shares 0% Due 06/28/20              7,766          8,922
          Arrow Electronic Inc.                  Corporate Bond - 18,000 shares 0% Due 02/21/21              8,015          8,557
          Atmel Corp.                            Corporate Bond - 11,000 shares 0% Due 04/21/18              6,471          5,656
          Carnival Corp.                         Corporate Bond - 4,000 shares 2.000% Due 04/15/21           3,766          3,994
          Cendant Corp.                          Corporate Bond - 11,000 shares 0% Due 02/13/21              8,262          8,076
          Clear Channel Communications           Corporate Bond - 10,000 shares 1.500% Due 12/01/02         10,043          9,541
          Conexant Systems inc.                  Corporate Bond - 9,000 shares 4.000% Due 02/01/07           7,389          4,176
          Countrywide                            Corporate Bond - 8,000 shares 0% Due 02/08/31               5,732          5,790
          Devon Energy Corporation               Corporate Bond - 9,000 shares 4.900% Due 08/15/08           8,823          9,276
          Devon Energy Corporation               Corporate Bond - 15,000 shares 0% Due 06/27/20              7,645          6,804
          Diamond Offshore Drilling Inc.         Corporate Bond - 9,000 shares 1.500% Due 04/15/31           8,050          8,299
          First Data Corporation                 Corporate Bond - 7,000 shares 2.000% Due 03/01/08           7,542          7,368
          Health Management Assoc.               Corporate Bond - 12,000 shares 0.250% Due 08/16/20          8,094          8,311
          Interim Services Inc.                  Corporate Bond - 7,000 shares 4.500% Due 06/01/05           6,169          5,613
          Jones Apparel Group                    Corporate Bond - 14,000 shares 0% Due 02/01/21              7,867          7,217
          Liberty Media Group                    Corporate Bond - 7,000 shares 4.000% Due 11/15/29           7,782          5,207
          Lowe's Cos Inc.                        Corporate Bond - 11,000 shares 0% Due 02/16/22              7,926          9,295
          Masco Corp.                            Corporate Bond - 19,000 shares 0% Due 07/20/31              7,640          7,839
          News America Inc.                      Corporate Bond - 16,000 shares 0% Due 02/28/21              8,071          7,886
          PMI Group Inc.                         Corporate Bond - 7,000 shares 2.500% Due 07/15/21           7,257          7,430
          Royal Caribbean Cruise                 Corporate Bond - 37,000 shares 0% Due 02/02/21             14,496         11,840
          Solectron Corporation                  Corporate Bond - 15,000 shares 0% Due 05/08/20             10,275          7,970
          Thermo Electron Corp.                  Corporate Bond - 9,000 shares 4.000% Due 01/15/05           7,808          8,510

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2001

( a )                   ( b )                                       ( c )                                 ( d )          ( e )

                                                     Description of Investment Including
             Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
               Lessor, or Similar Party               Collateral, Par or Maturity Value                     Cost      Current Value
------    -------------------------------------  --------------------------------------------          -----------    ------------
          Times Mirror Company                   Corporate Bond - 14,000 shares 0% Due 04/15/17         $    6,163     $    8,112
          Tyco Internatl Ltd.                    Corporate Bond - 10,000 shares 0% Due 11/17/20              7,812          7,847
          Telefonos DE Mexico S.A.               Corporate Bond - 6,000 shares 4.250% Due 06/15/04           7,705          7,651
          CMA                                    Money Fund                                              6,680,064      6,680,064
          Cedar Fair Dep Unt                     Limited Partnership                                       100,125        123,950
          Kaneb Pln Prt Sr Prf                   Limited Partnership                                       108,400        163,920
          Kinder Morgan Energy Partners          Limited Partnership                                         3,544          7,564
  *       Participant Loans                      6% - 10.5%                                                      -        917,581



*  Represents parties-in-interest

              CONSENT OF MORRIS, DAVIS & CHAN, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-87736) of Johnson & Johnson Corporation pertaining to the ALZA Corporation Tax Deferral Investment Plan of our report dated April 17, 2002 with respect to the financial statements and schedules of the ALZA Corporation Tax Deferral Investment Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.

Morris, Davis & Chan LLP
Oakland, California
June 25, 2002